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                                                                  EXHIBIT 10.5.2



                           MAHASKA INVESTMENT COMPANY
                      FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of January 31, 1996 (the "Credit Agreement"), between the undersigned, Mahaska Investment Company, an Iowa corporation (the "Borrower"), and you (the "Bank"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrower has requested that the Bank increase the Commitment to $17,000,000, extend the maturity to June 19, 1997, and make certain other amendments to the Credit Agreement, and the Bank is willing to do so under the terms and conditions set forth in this Amendment.

1.       AMENDMENTS.

         Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

                 (a) Section 1.1 of the Credit Agreement shall be amended by deleting the amount "$15,000,000" appearing therein and inserting the amount "$17,000,000" in lieu thereof.

                 (b) Section 3 of the Credit Agreement shall be amended by adding the phrase "and of MIC Leasing Company" immediately following the name "Central Valley Bank" appearing in the third lien therein.

                 (c)      The definition of "Termination Date" appearing in
         Section 4 of the Credit Agreement shall be amended by deleting the date "July 31, 1996" and inserting the date "June 19, 1997" in lieu thereof.

                 (d) The first sentence to Section 5.4 of the Credit Agreement shall be amended in its entirety, and as amended it shall be restated to read as follows:

                 "The Borrower shall use the proceeds of the Loans during the term of this Agreement solely for the following purposes: (a) to finance the purchase price of participation interests in loan pools from the FDIC
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                 and/or RTC, (b) to finance its general working capital
                 requirements, (c) up to $5,000,000 in the aggregate to finance its acquisition of a branch of Boatmen's Bankshares, Inc. or of one of its subsidiaries, and (d) up to $2,000,000 in the aggregate to make loans, advances, or additional investments in MIC Leasing Company."

                 (e) Section 7.10 of the Credit Agreement shall be amended by deleting the percentage "35%" appearing therein and inserting the percentage "40%" in lieu thereof.

                 (f) Exhibit A to the Credit Agreement shall be amended in its entirety, and as amended it shall be restated to read as set forth on Exhibit A attached hereto and made a part hereof.

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                 (a) The Borrower and the Bank shall have executed and delivered this Amendment, and the Borrower shall have executed and delivered to the Bank a replacement Note in the form attached hereto as Exhibit A.

                 (b) The Borrower and the Bank shall have executed and delivered an amendment to the Collateral Documents in form and substance satisfactory to the Bank, and the Borrower shall have delivered to the Bank certificates for 100% of the capital stock of MIC Leasing Company together with executed stock powers therefor.

                 (c) Legal matters incident to the execution and delivery of this Amendment, the amendments to the Collateral Documents, and the replacement Note shall be satisfactory to the Bank and its counsel.

3.       REPRESENTATIONS.

         In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.
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4.       MISCELLANEOUS.


         (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (b) The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

         (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of June 19, 1996.

                                        MAHASKA INVESTMENT COMPANY

                                        By
                                           ---------------------------
                                        Its
                                           ---------------------------

         Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                        HARRIS TRUST AND SAVINGS BANK


                                        By
                                           ---------------------------
                                           Its Vice President
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                                   EXHIBIT A

                             REVOLVING CREDIT NOTE

$17,000,000                                                    Chicago, Illinois
                                                                June 19, 1996

         On the Termination Date, for value received, the undersigned, MAHASKA INVESTMENT COMPANY, an Iowa corporation (the "Borrower"), hereby promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "Bank") at its office at 111 West Monroe Street, Chicago, Illinois, the principal sum of (i) Seventeen Million Dollars ($17,000,000), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from the Borrower to the Bank under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

         This Note is issued in substitution and replacement for, and evidences the indebtedness currently evidenced by, that certain Revolving Credit Note of the Borrower dated January 31, 1996, in the principal amount of $15,000,000 and, in addition, evidences additional Loans made or to be made to the Borrower by the Bank under the Revolving Credit provided for under that certain Credit Agreement dated as of January 31, 1996, as amended, between the Borrower and the Bank (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement"), and the Borrower hereby promises to pay interest at the office described above on such Loans evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         This Note is issued by the Borrower under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due to prior its expressed maturity and voluntary prepayments may be made hereon, in all the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

         The Borrower hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrower hereby waives presentment for
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payment and demand.  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND
GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAWS.


                                        MAHASKA INVESTMENT COMPANY


                                        By
                                           ---------------------------

                                           ---------------------------
                                           (Type or Print Name) (Title)